UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2026

PEACE ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-43310	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

205 W. 37th Street

New York, NY 10018

(Address of Principal Executive Offices) (Zip Code)

(203) 998-5540

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one ordinary share, one right and one redeemable warrant	PECEU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	PECE	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one fifth of one ordinary share upon the completion of the Company’s initial business combination	PECER	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable to purchase one ordinary share at an exercise price of $11.50 per share	PECEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 21, 2026, the Registration Statement on Form S-1 (SEC File No. 333-290759) (the “Registration Statement”) relating to the initial public offering of units of Peace Acquisition Corp (the “Company”) was declared effective.

On May 21, 2026, the Company entered into various agreements filed as exhibits to the Registration Statement. The Company also adopted an amended and restated memorandum and articles of association. The material terms of such agreements and the amended and restated memorandum and articles of association are fully described in the Company’s final prospectus, dated May 21, 2026, as filed with the SEC on May 22, 2026. This Current Report on Form 8-K is being filed solely to file such executed agreements and amended and restated certificate of incorporation, which are affixed as exhibits hereto.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
1.1	Underwriting Agreement between the Company and EarlyBirdCapital Inc.

1.2	Business Combination Marketing Agreement between the Company and EarlyBirdCapital Inc.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Rights Agreement between the Company and Continental Stock Transfer & Trust Company.

4.2	Warrant Agreement between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreement among the Company, the Company’s sponsors and the Company’s officers and directors

10.2	Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement between the Company and certain security holders.

10.4	Private Placement Units Purchase Agreement between the Company and Baystar Holding Group Limited.

10.5	Private Placement Units Purchase Agreement between the Company and EarlyBirdCapital, Inc.

10.6	Form of Indemnification Agreement.

10.7	Administrative Services Agreement between the Company and Casper Holding LP.

10.8	Share Escrow Agreement between the Company, the Company’s sponsors and Continental Stock Transfer & Trust Company.

10.9	EBC Promissory Note.

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2026

PEACE ACQUISITION CORP

By:	/s/ Fangping Zheng
Name:	Fangping Zheng
Title:	Chief Executive Officer